Ordinary Shares	6 Months Ended
Dec. 31, 2025
Ordinary Shares [Abstract]
Ordinary shares

10.  Ordinary shares

On February 28, 2025, the Company completed its IPO and issued 2,000,000 ordinary shares with par value of $0.0001 per share. The gross proceeds to the Company from the IPO, before deducting commissions, expense allowance, and expenses were RMB58,262,400 ($8,000,000).

As of June 30, 2025 and December 31, 2025, the Company had 500,000,000 authorized shares, with a par value of $0.0001 per share, of which 22,000,000 shares were issued and outstanding.

The share subscription receivable presents the receivable for the issuance of ordinary shares of the Company and is reported as a deduction of equity and presented on a retroactive basis before the incorporation of the Company. Subscription receivable has no payment terms nor any interest receivable accrual.